Exhibit 99.2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. NRC GROUP HOLDINGS CORP. 952 ECHO LANE, SUITE 460 HOUSTON, TX 77024 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1To adopt the Agreement and Plan of Merger, dated as of June 23, 2019 (as it may be amended from time to time), by and among US Ecology, Inc., a Delaware corporation ("US Ecology"), US Ecology Parent, Inc., a Delaware corporation and wholly-owned subsidiary of US Ecology ("Holdco"), Rooster Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, ECOL Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdco, and NRC Group Holdings Corp., a Delaware corporation ("NRCG"). 2. To approve adjournments of the special meeting of NRCG common stockholders (the "NRCG Special Meeting") to solicit additional proxies if there are not sufficient votes at the time of the NRCG Special Meeting to approve proposal 1 or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to NRCG common stockholders. For 0 Against 0 Abstain 0 0 0 0 NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 0000428377_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com NRC GROUP HOLDINGS CORP. SPECIAL MEETING OF COMMON STOCKHOLDERS [TBD] at 8:00 a.m., local time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Christian Swinbank and Joseph Peterson each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of NRC Group Holdings Corp. Common Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Common Stockholders of NRC Group Holdings Corp. to be held at 717 Texas, Suite 3300, Houston, Texas 77002, on [TBD] at 8:00 a.m., local time, or any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side 0000428377_2 R1.0.1.18